Exhibit 99.6

RICE ENERGY INC. PROXY CARD YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to special meeting. VOTE BY INTERNET – WWW.CESVOTE.COM Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the special meeting date. Have your proxy card in hand when you access the website and follow the instructions. OR VOTE BY TELEPHONE – 1-888-693-8683 Use a touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the special meeting date. Have your proxy card in hand when you call and follow the instructions. OR VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: Rice Energy Inc., c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: Notice & Proxy Statement are available at www.ViewOurMaterial.com/Rice If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3. Proposal 1 Adopt the Agreement and Plan of Merger, dated as of June 19, 2017, among Rice Energy Inc., EQT Corporation, and Eagle Merger Sub I, Inc. (as it may be amended from time to time, the “Merger Agreement”). Proposal 3 Approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not Agreement. FOR sufficient votes to adopt the Merger FOR AGAINST ABSTAIN ABSTAIN AGAINST Proposal 2 Approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Rice Energy Inc.’s named executive officers in connection with the merger. FOR AGAINST ABSTAIN Shareholder Signature Date Title Shareholder (Joint Owner) Signature Date Title Note: Please sign your name exactly as it appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign. CONTROL NUMBER

Driving Directions: From Pittsburgh International Airport Take Airport Parkway - Merge onto 1-376 East for 10.3 miles. Merge onto 1-79 South via Exit 64A Washington. Travel for approximately 13 miles. Take exit 48 (Southpointe/Hendersonville). Turn right off the exit, then right onto Corporate Drive. The Hilton Garden Inn is on the right. From 1-79 southbound Take exit 48 (Southpointe/Hendersonville). Turn right off the exit, then right onto Corporate Drive. The Hilton Garden Inn is on the right. From 1-79 northbound Take exit 48 (Southpointe/Hendersonville). Turn left off the exit. At Corporate Drive turn right The Hilton Garden Inn is on the right. From 1-70 east/west Follow signs for 1-79 north. Take exit 48 (Southpointe/Hendersonville). Turn left off the exit. At Corporate Drive turn right. The Hilton Garden Inn is on the right. TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE. RICE ENERGY INC. SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2017 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF RICE ENERGY INC. The undersigned stockholder of Rice Energy Inc., a Delaware corporation, revoking all prior proxies, hereby appoints Daniel J. Rice IV, and William E. Jordan, each or either of them, with full power of substitution, to represent and to vote on behalf of the undersigned all shares which the undersigned is entitled to vote at the Special Meeting of Stockholders scheduled to be held on [•], [•], 2017, at [•], local time, at [•], and at any and all postponements or adjournments thereof, upon all matters described in the Notice of 2017 Special Meeting of Stockholders and related Proxy Statement for the Special Meeting (receipt of which is hereby acknowledged), and upon any other business that may properly come before such Special Meeting. PROXY CARD If this proxy card is properly executed, the shares represented by this proxy card will be voted as directed on the reverse side, but if no such direction is made, the proxies named above intend to vote such shares FOR Proposals 1, 2 and 3 and upon other such business as many properly come before the Special Meeting. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR BY TELEPHONE. (Continued and to be signed on the reverse side)